Loss Per Share	6 Months Ended
Jun. 30, 2019
Loss per share [abstract]
Loss per Share

7        Loss per Share

Basic earnings/(loss) per share (“EPS”/‘‘LPS’’) is calculated by dividing the net profit/(loss) for the period attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted earnings/(loss) per share is calculated by dividing the net profit/(loss) attributable to common equity holders of the parent by the weighted average shares outstanding during the period plus the weighted average number of common shares that would be issued on the conversion of all the dilutive potential common shares into common shares.

The following reflects the loss and share data used in the basic and diluted loss per share computations:

	June 30,
	2019	2018
Loss attributable to common equity holders	(3,473)	(2,473)
Weighted average number of shares for basic and diluted LPS	3,642,256	3,196,161